PAC I F I C O AK S T R AT E G I C O P P O R T U N I T Y R E I T Va l u a t i o n a n d P o r t f o l i o U p d a t e DECEMBER 6, 2023 Exhibit 99.4

2 FORWARD-LOOKING STATEMENTS I M P O R T A N T D I S C L O S U R E S - The information contained herein should be read in conjunction with, and is qualified by, the information in the Pacific Oak Strategic Opportunity REIT, Inc. (“Pacific Oak Strategic Opportunity REIT” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 30, 2023 (the “Annual Report”) and the Company’s subsequent Quarterly Reports on Form 10-Q through and including the Form 10-Q for the quarter ended September 30, 2023 (the “Quarterly Report”) filed with the SEC on November 14, 2023, including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the Company’s estimated value per share, see the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2023. F O R W A R D L O O K I N G S T AT E M E N T S - Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for certain of the Company’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Kroll, LLC (“Kroll”), Colliers International Valuation & Advisory Services, LLC (“Colliers”), and HouseCanary, Inc. (“HouseCanary”) best estimates as of September 30, 2023, and/or the Company’s and Pacific Oak Capital Advisors LLC’s (“the Advisor”) best estimates as of December 6, 2023, the Company can give no assurance that these estimated values will be realized by the Company. These statements also depend on factors such as future economic, competitive and market conditions, the Company’s ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of the Company’s Annual Report on form 10-K for the year ended December 31, 2022, and its subsequent quarterly reports. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share.

3 VALUATION(1) • Estimated share value of $8.03, using information as of September 30, 2023. • The Company followed the Institute for Portfolio Alternatives Valuation Guidelines, which included third-party valuations for all of its consolidated properties and two properties owned via unconsolidated entities, except as described below. The valuations represented appraisals for these properties, with the exception of the Company’s residential home portfolio of 2,449 homes. A subset of the residential home portfolio was valued by the Company’s Advisor based on available market data, and the remaining homes were valued at the total of the individual home values estimated by a third-party valuation firm. The appraisals were performed by Kroll, except for the undeveloped land which was appraised by Colliers. Valuation of the residential home portfolio was performed by HouseCanary, except for that subset of the residential home portfolio which was valued by the Company’s Advisor. • The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP). • The Company’s Advisor valued the one other investment in an unconsolidated entity at $36.2 million or $0.35 per share3, as well as the Company’s other assets and liabilities. • Non-controlling interest liability due to equity interests in certain consolidated entities was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current values and the payoff of any related debt at its fair value, and then valuing the equity interests based on their contractual rights. Reflected the advisor incentive fee payable to the Company’s Advisors for shareholder returns in excess of a 7.0% per year cumulative, non-compounded return on invested capital2. Net asset value; no enterprise (portfolio) premium or discount applied 1 For more information, see the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023. 2 The Company has a potential incentive fee payable to (i) Pacific Oak Capital Advisors as the Company’s Advisor and (ii) Pacific Oak Residential Advisors as it relates to the operations or assets of the Company’s subsidiary, Pacific Oak Residential Trust, Inc. (“PORT”). The potential incentive fee payable to Pacific Oak Capital Advisors is not reduced by the potential incentive fee payable to Pacific Oak Residential Advisors. The potential incentive fee payables to Pacific Oak Capital Advisors and Pacific Oak Residential Advisors were estimated to be $0 and $7.1 million, respectively, for the estimated share value announced on December 6, 2023. For further information on the advisory agreements with Pacific Oak Capital Advisors and Pacific Oak Residential Advisors, see the advisory agreements included as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2022. 3 The investment in an unconsolidated entity which was valued by the Company’s Advisor is the investment in Pacific Oak Opportunity Zone Fund I, LLC. Net asset value; no enterprise (portfolio) premium or discount applied Reflected the advisor incentive fees to the Company’s Advisors for shareholder returns in excess of specified cumulative, non-compounded returns on invested capital2.

PACIFIC OAK

VALUATION(1)

On November 30, 2023, the Company's Board approved an estimated share value of $8.03. The following summarizes the change in estimated share value from December 2022 to December 2023:

December 2022 estimated share value	**$ 10.50**
Investments	
Real estate[2]	(1.04)
Investments in unconsolidated entities	(0.55)
Investments in real estate equity securities	(0.22)
Leasing costs & capital expenditures	(0.30)
Investment Performance	***(2.11)***
Operating cash flows[3]	(0.13)
Foreign currency loss	(0.12)
Property selling & financing costs[4]	(0.19)
Mortgage debt	(0.02)
Series B & C bonds	0.09
Other changes	0.01
Total Change	**(2.47)**
December 2023 estimated share value	**$ 8.03**

[1] Based on data as of September 30, 2023. For further information, see the Company's Current Report on Form 8-K filed with the SEC on December 6, 2023.
[2] Includes the related change in non-controlling interests in consolidated entities.
[3] Operating cash flow reflects modified funds from operations ("MFFO") attributable to common stockholders, adjusted for the Company's share of (i) deducts for capitalized interest expense, property taxes, and insurance and (ii) add backs for deferred financing cost amortization. The Company computes MFFO in accordance with the definition included in the practice guideline issued by the Institute for Portfolio Alternatives ("IPA") in November 2010.
[4] Includes (i) selling and financing costs excluding sponsor fees of $0.18 per share and (ii) disposition fees to the sponsor of $0.01 per share.

4

5 The Company is providing this estimated value per share to assist broker-dealers, custodians, and other financial institutions that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The Company can give no assurance that: Further, the estimated value per share announced on December 6, 2023 is based on the estimated value of the Company's assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2023. The methodology used to estimate the Company’s value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. The Company’s shares of common stock would trade at the estimated value per share on a national securities exchange; A stockholder would ultimately realize distributions per share equal to the Company’s estimated value per share upon liquidation or sale of the Company; A stockholder would be able to resell his or her shares at this estimated value per share; An independent third-party appraiser or other third- party valuation firm would agree with the Company's estimated value per share; or STOCKHOLDER PERFORMANCE

PACIFIC OAK

STOCKHOLDER PERFORMANCE

Hypothetical Performance of First and Last Investors at $10.00 Offering Price

Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)



$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$19.30
$20.46
$19.00
$20.55
$22.25
$18.00
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$8.03
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$5.78
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$1.67
$1.14
$1.32
$1.68
$2.06
$2.43
$2.48
$2.51
$2.52
$2.52
$2.52
$2.52
Distributions $9.97
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23

Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)



$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$18.60
$19.76
$18.30
$19.85
$21.55
$17.30
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$8.03
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$5.78
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$1.67
$0.44
$0.62
$0.98
$1.36
$1.73
$1.78
$1.81
$1.82
$1.82
$1.82
$1.82
Distributions $9.27
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23

- Estimated Value Per Share
- Cumulative Stock Distribution Value
- Special Distributions (Cash Portion)
- Cumulative Cash Distributions (Excluding Special Distributions)

Information is presented for a hypothetical first cash investor and a last cash investor who invested on April 19, 2010 and November 14, 2012, respectively. Information assumes all distributions are received in cash (except for the stock portion of special distributions) and there are no share redemptions. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

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7 PORTFOLIO & MARKET UPDATES

8 P O RT F O L I O U P D AT E Investment Type Dec. 2023 NAV Value1 % of Total6 Occupancy/ Hotel RevPAR 9/30/233 Occupancy/ Hotel RevPAR 9/30/223 Occupancy/ Hotel RevPAR 9/30/193 Office $1,110,560,000 46.1% 74.5% 68.0% 79.6% Residential Homes & Apartments $658,924,000 32.8% 94.0% 93.6% 94.9% Land $355,090,000 17.9% N/A N/A N/A Hotel $39,500,000 1.8% $115.05 $114.21 $124.49 Equity Securities $26,909,000 1.4% N/A N/A N/A Total $2,190,984,000 Less: Minority Interests6 $(217,475,000) Total (Net of Minority Interests) $1,973,509,000 Portfolio Estimated Value1 …………………………………………… $1,973,509,000 Portfolio Cost Basis2 …………………………………………….…… $1,833,839,000 Rentable Square Feet …………………………………………………....… 8,715,027 Occupancy at 9/30/233……………………………...…………………………….84.3% Leverage, net4…………………………………………………………….………....55% Weighted-Avg. Interest Rate at 9/30/235…….………………………………… 6.04% 1 Represents the values for real estate, including the properties owned via joint ventures, as well as real estate equity securities as of September 30, 2023, as reflected in the December 2023 NAV. Values are adjusted for the Company’s share of consolidated and unconsolidated entities. The total value would be $2,190,984,000 including the minority interests in consolidated and unconsolidated entities. 2 Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, for the real estate and equity securities in the portfolio as of September 30, 2023, adjusted for the Company’s share of consolidated and unconsolidated entities. 3 Occupancy refers to leased occupancy, which includes leases signed but future commencing, for the consolidated and unconsolidated offices, residential homes, and apartments in the portfolio. Hotel RevPAR refers to revenue per available room, a commonly cited measure of operating performance in the hotel industry. The Hotel RevPAR referenced is actually for the year then ending because the hotels are seasonal such that a full year is a better indicator of performance than one quarter. Lastly, occupancy and Hotel RevPAR are referenced for the indicated periods in 2019 to provide a comparison of current operating performance vs. the period(s) prior to the COVID-19 pandemic. 4 Calculated as (i) consolidated debt net of cash, restricted cash, and real estate equity securities divided by (ii) consolidated real estate value, as reflected in the December 2023 NAV. 5 Represents the weighted-average interest rate on consolidated debt as of September 30, 2023. 6 Minority interests represent the share of consolidated and unconsolidated entities held by the Company’s partners. The percentages presented are net of minority interests. Investment Types1 By value in December 2023 NAV Geographic Allocation1 By value in December 2023 NAV

PACIFIC OAK

CAPITAL MARKETS UPDATE

US STOCK MARKET INDICES AS OF 9/30/23		
Index	1 Year	Since 12/31/19 (1)
S&P 500	19.6%	32.7%
Dow	16.6%	17.4%
Russell 2000	7.2%	7.0%
NAREIT Equity Index	*-5.7%*	*-16.5%*
NAREIT Equity Office Index	*-18.6%*	*-48.7%*

US TREASURY RATES STILL RISING			
Date	1 Year	10 Years	30 Years
Sept. 30, 2023	5.47	4.57	4.71
Sept. 30, 2022	4.05	3.83	3.79
Sept. 30, 2021	0.09	1.52	2.08
Historical Avg. 2001-2007(2)	3.10	4.52	5.06

GREEN STREET CPPI[3]			
Property Type	Index Value	Change in Commercial Property Values (Unlevered) Past 12 months	Change in Commercial Property Values (Unlevered) From Recent Peak
All Property	129.5	-11%	-16%
Core Sector	129.6	-12%	-19%
Apartment	148.9	-16%	-22%
Industrial	235.4	2%	-7%
Mall	81.5	2%	-16%
Office	*78.0*	*-27%*	*-31%*
Strip Retail	111.5	-8%	-15%
Healthcare	130.6	-11%	-13%
Lodging	107.6	-4%	-5%
Manufactured Housing	286.3	-9%	-12%
Net Lease	97.6	-7%	-16%
Self-storage	269.0	-12%	-14%

Green Street CPPI History, Past Seven Years(3)


125%
100%
75%
50%
25%
0%
-25%
-50%
9/16
9/17
9/18
9/19
9/20
9/21
9/22
9/23
Indust
Man Home
Self-Storage
Apartment
Lodging
Health Care
Net Lease
Strip Retail
Office
Mall

1. Selected for measuring returns against pre-COVID levels. Percentages are cumulative since 12/31/19, not annualized.
2. Selected, for comparison purposes, as a relatively recent, multi-year average prior to the low-rate environment which began with the Great Recession of 2008.
3. Green Street Advisors, Commercial Property Price Index (CPPI), October 5, 2023. Green Street's CPPI is a time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted. Features that differentiate this index are its timeliness, its emphasis on high-quality properties, and its ability to capture changes in the aggregate value of the commercial property sector.

9

10 Cap and discount rates have increased rapidly  Cap and discount rates are highly correlated to interest rate changes in particular Office market faces challenges from many sources, though the challenges and outcome may vary widely depending on market, location, asset quality and age, and other property-specific factors. The challenges include:  Companies reconsidering their use of office space as they navigate a “new normal” where employer return to office mandates exist in conflict with employee desire for hybrid work arrangements  Interest rates rising to the highest levels since 2007  Fears related to a potential economic slowdown and/or recession, which could lead to lower tenant demand and more conservative underwriting by market participants  Office investor need for (i) transactions to provide price discovery and (ii) more clarity as to the outlook for sector fundamentals, the future path of interest rates, financing conditions and the outcome for potential loan defaults, and investor depth and return expectations. Terminal cap and discount rates reflected in the Company’s office appraisals increased by 86 basis points and 77 basis points, respectively, comparing the September 30, 2023 appraisals vs. September 30, 2022  A significant contributor to the decline in the appraised values for the Company’s office properties in the year ending September 30, 2023

11 T HE RISE OF INT EREST RAT ES SOURCE: Bloomberg SOFR 10-Year Treasury Yield  Short-term rates rose from about 3.0% to 5.3% in line with rate increases by the Federal Reserve between September 30, 2022 and September 30, 2023  10-Year Treasury yield increased from 3.83% to 4.57% between September 30, 2022 and September 30, 2023

12 S&P COMPOSIT E 1500 OFFICE REITs INDEX PERFORMANCE, 1 - AND 4-YEARS Index, 1-Year Index, 4-Year SOURCE: Bloomberg  Index value fell from 73.36 to 57.06 between September 30, 2022 and September 30, 2023, a decline of 22%  Index value fell from 123.48 to 57.06 between September 30, 2019 and September 30, 2023, a decline of 54%

13 OFFICE REIT STOCK PERFORMANCE, 4 -YEARS SL Green Realty Corp. (SLG), 4-Year Boston Properties Inc. (BXP), 4-Year SOURCE: Bloomberg  Stock price fell from 86.71 to 37.30 between September 30, 2019 and September 30, 2023, a decline of 57%  Stock price fell from 129.66 to 59.48 between September 30, 2019 and September 30, 2023, a decline of 54%

14 VALUE-ADD OPPORTUNITIES

PACIFIC OAK

Largest Value-Add Opportunities Right Now

110 WILLIAM RESTRUCTURING & BUILD-OUT FOR NEW 640,000 SF TENANT

- Company committed to contribute capital of up to $105.0 million to the restructured joint venture owning 110 William, of which $79.7 million remains as of September 30, 2023
- Company expects to generate a mid-teens to high-teens IRR on its capital contributions[(1)]
- Company anticipates the joint venture could explore a property sale, which could generate significant liquidity for the Company, once the property is stabilized and the pricing and timing in the property sales market is appropriate[(1)]

COMPANY'S OTHER OFFICES HAVE THE OPPORTUNITY TO GROW OCCUPANCY & NET OPERATING INCOME:

- Offices excluding 110 William represent 38.7% of the portfolio's total value
- Offices excluding 110 William have an occupancy of only 68% at September 30, 2023
- Company will continue to explore strategies to grow occupancy, reposition, or otherwise add value at each office

COMPANY'S RESIDENTIAL RENTAL HOME PLATFORM:

- Company's Advisor believes the SFR sector is still in an early stage, could potentially turn into the "new multifamily" sector, and continues to offer an attractive total return.
- Company's investment target is moderately priced homes in less competitive sub-markets to be leased to middle-income tenants who are renters-by-necessity. This is expected to result in less competition and lower tenant turnover.
- Company has a Sub-Advisor who has pursued this same strategy and continuously built out an operating platform as far back as 2013.

COMPANY'S LAND DEVELOPMENT & SALES OPPORTUNITIES AT PARK HIGHLANDS

(1) There is no guarantee that the Company's objectives will be met.

15

16 DEBT RESTRUCTURED, TO LOWER LEVERAGE AND INTEREST RATE, EXTEND THE MATURITY UP TO 5 YEARS, & PROVIDE FUTURE FUNDING  Former mezzanine loan, which had a balance of $89.0 million and interest rate of 1-month SOFR + 9.50% as of June 30, 2023, was converted to a 22.5% preferred equity interest in the joint venture owning the property.  Senior loans, which had a balance of $248.7 million and interest rate of 1-month SOFR + 4.00% as of June 30, 2023, had their maturity dates extended by up to 5 years. The new senior loans have a 3-year initial term and grant two 1-year extension options subject to meeting certain conditions. The new weighted-average interest rate is initially 1- month SOFR + 2.04% (such spread increasing up to 3.50% during the loan term and any extension period).  Senior loans will provide up to $54.1 million of future funding. EQUITY RESTRUCTURED, WITH THE COMPANY ACQUIRING THE INTEREST OF ITS FORMER PARTNER  The Company acquired the former partner’s 40% interest in the joint venture for (i) the purchase price of $1.00 and (ii) contingent consideration of 10% of the net cash received by the Company from distributions and/or from the sale of interests to a third-party after such time that the Company has achieved certain returns on its future contributions to the joint venture. Following the deal, the Company owns 100% of the common equity of the joint venture.  The Company also committed to contribute capital of up to $105.0 million to the joint venture, in exchange for a 77.5% preferred equity interest in the joint venture, which capital shall be used toward the leasing and base building capital costs associated with the 640,000 SF new lease as well as interest and carrying cost shortfalls until rent payments begin on the 640,000 SF new lease.  The Company’s preferred equity interest will receive a disproportionately larger share of joint venture distributions until certain return thresholds are achieved, according to the joint venture’s revised waterfall calculation. 110 W i l l i am Debt & Equ i t y Res t ruc tu r ing , and 640 ,000 SF Lease S ign ing , as Announced in Ju ly 2023 640,000 SF LEASE SIGNED FOR 20 YEAR TERM WITH AA CREDIT-RATED TENANT  Lease brings the building occupancy up to essentially 100%.  Lease was the largest office lease signed, year-to-date, as of lease signing on June 27, 2023.  Tenant is scheduled to take occupancy gradually (in phases of approximately 200,000 SF each), as tenant improvements are completed. The current expectation is for full occupancy of the leased space by the second half of 2025.

17 The Company is amongst the largest residential land owners in Las Vegas via its Park Highlands investment, owning approximately 632 developable acres as of Sept. 30, 2023 and 517 developable acres after 115 acres were sold to one of the country’s largest homebuilders on Oct. 3, 2023. The Company continues to believe its Las Vegas residential land has significant value given (i) homebuilder demand, (ii) housing market conditions, and (iii) demographic trends. The Company has sold approximately 671 developable acres or 56% of its original developable acreage, and has an additional approximately 122 developable acres or 10% under sales contract as of Nov. 30, 2023. PARK HIGHLANDS RESIDENT IAL DEVELOPMENT (LAS VEGAS, NV) SOLD SOLD SOLD SOLD SOLD UNDER CONTRACT SOLD

18 2024 GOALS & OBJECT IVES (1) SELL PROPERTIES OPPORTUNISTICALLY, TO INCREASE THE COMPANY’S LIQUIDITY MAXIMIZE TOTAL RETURNS ON THE PORTFOLIO 1 There is no guarantee that the Company’s objectives will be met. CONTINUE TO MONITOR MARKET CONDITIONS AND LOOK FOR IMPROVEMENTS WHICH COULD OFFER OPPORTUNITIES FOR THE COMPANY TO GENERATE THE LIQUIDITY THAT CAN BE PROVIDED TO STOCKHOLDERS WHO WANT IT

19 PACIFIC OAK LOS ANGELES, CA PACIFIC OAK COSTA MESA, CA 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 11766 Wilshire Blvd., Suite 1670 Los Angeles, CA 90025 1-866-PAC-OAK7 INFO@PACIFICOAKCAPITAL.COM PacificOakCapitalMarkets.com // PacificOakCapitalAdvisors.com THANK YOU!